UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 14, 2005
                                                        -----------------

                       Alliance Distributors Holding Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                    000-32319               33-0851302
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(State or Other Jurisdiction (Commission File Number) (IRS Employer
           of Incorporation)                             Identification No.)

                 15-15 132nd St., College Point, New York 11356
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               (Address of Principal Executive Offices) (Zip Code)

                                 (718) 747-1500
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               Registrant's telephone number, including area code

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Reference is made to Item 3.02 for option grants made by the Company.

ITEM 3.02.   UNREGISTERED SALES OF EQUITY SECURITIES

         On January 14, 2005, the Company granted a total of 6,900,000 options under the Company's Alliance Distributors Holding Inc. 2004 Stock Plan. The options are ten-year non-qualified options to purchase the Company's common stock at an exercise price of $0.3250 per share and vest and become exercisable in 12 equal quarterly installments beginning on April 1, 2005. Of the total options granted, 1,100,000 options were granted to Jay Gelman, the CEO and Chairman of the Board of Directors of the Company, 1,100,000 options were granted to Andre Muller, the President, COO and a director of the Company, and 150,000 options were granted to each of Thomas Vitiello and Humbert B. Powell, III, each a non-employee director of the Company. The options were granted in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

         The form of stock option agreement is filed herewith.

ITEM 9.01. Financial Statements and Exhibits

         (c) Exhibits

         4.1 Alliance Distributors Holding Inc. 2004 Stock Plan. Incorporated herein by reference from Exhibit 3.3 to the Company's Form 8-K filed on November 23, 2004.

         10.1 Form of Stock Option Agreement, filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              ALLIANCE DISTRIBUTORS HOLDING INC.
                                              Registrant


Date:  January 18, 2005
                                              By /s/ Jay Gelman
                                              -----------------------------
                                              Jay Gelman, CEO

EXHIBIT INDEX

         4.1 Alliance Distributors Holding Inc. 2004 Stock Plan. Incorporated herein by reference from Exhibit 3.3 to the Company's Form 8-K filed on November 23, 2004.

         10.1 Form of Stock Option Agreement, filed herewith.